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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                    [LOGO OF MARLIN BUSINESS SERVICES CORP.]

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) August 26, 2005

                         MARLIN BUSINESS SERVICES CORP.
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             (Exact name of registrant as specified in its charter)

         Pennsylvania                 000-50448                38-3686388
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 (State or other jurisdiction        (Commission            (I.R.S. Employer
      of incorporation)              File Number)          Identification No.)

      300 Fellowship Road, Mount Laurel, NJ                        08054
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     (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (888) 479-9111


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01.   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On August 26, 2005, Marlin Leasing Corporation (a subsidiary of the Registrant) entered into an amendment to its $40 million bank warehouse revolving credit facility that, among other things, extended the termination date of the facility to August 31, 2007, reduced the interest rate margin and added certain additional eligible contract categories to the borrowing base. Attached as Exhibit 10.1 to this report, and incorporated herein by reference, is the Third Amendment to the Second Amended and Restated Warehouse Revolving Credit Facility Agreement, dated as of August 26, 2005 among Marlin Leasing Corporation, each of the lenders party thereto, and National City Bank, as agent for the lenders.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

10.1 Third Amendment to the Second Amended and Restated Warehouse Revolving Credit Facility Agreement, dated as of August 26, 2005 among Marlin Leasing Corporation, each of the lenders party thereto, and National City Bank, as agent for the lenders.

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 MARLIN BUSINESS SERVICES CORP.
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                                                (Registrant)


Date: August 26, 2005                            /s/ BRUCE E. SICKEL
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                                                 Bruce E. Sickel
                                                 Chief Financial Officer

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                                INDEX TO EXHIBITS

10.1 Third Amendment to the Second Amended and Restated Warehouse Revolving Credit Facility Agreement, dated as of August 26, 2005 among Marlin Leasing Corporation, each of the lenders party thereto, and National City Bank, as agent for the lenders.